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      EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

      THIS EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "AMENDMENT"), dated as of May 11, 2001, (the "AMENDMENT DATE") is among HAGGAR CLOTHING CO. ("COMPANY"), HAGGAR CORP. ("HAGGAR"), each of the banks which are party hereto (individually a "BANK" and collectively, the "BANKS") and THE CHASE MANHATTAN BANK, (successor-by-merger to Chase Bank of Texas, National Association who was formerly Texas Commerce Bank National Association) individually as a Bank and as Agent for itself and the other Banks (in such capacity as Agent, together with its successors in such capacity, the "AGENT").

                                    RECITALS:

      Pursuant to that certain First Amended and Restated Credit Agreement dated September 18, 1996 (as the same has been and is hereby amended, the "AGREEMENT"), the banks party thereto agreed to make Loans to Company as set forth therein. Pursuant to the Agreement, Haggar and the domestic subsidiaries of the Company are required to guaranty the obligations of the Company under the Agreement.

      Since the original date of the Agreement:

      (a) AirHaggar, Inc., a guarantor under the Agreement, merged into the Company, with the Company surviving;

      (b) The following new domestic subsidiaries of the Company were created: Edinburg Direct Garment Company, Inc.; Weslaco Direct Cutting Company, Inc., Haggar.Com, Inc., Jerell Clothing Management, Inc., Jerell, Ltd. and Haggar Canada, Inc., all of whom have executed a Subsidiary Guaranty (except Jerell Clothing Management, Inc. and Jerell, Ltd. who together are herein referred to as the "NEW JERELL SUBSIDIARIES"); and

      (c) Jerell, Inc., a guarantor under the Agreement, merged into Jerell, Ltd., with Jerell, Ltd., surviving.

      Company and Haggar have requested that the Banks agree to modify certain terms of the Agreement as herein set forth. The Banks are willing to do so upon the terms and provisions of this Amendment.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment Date, unless otherwise indicated:

                                   ARTICLE 1.

                                  Definitions


      Section 1.1. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.



EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 1 of 16
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                                   ARTICLE 2.

                                   AMENDMENTS


      Section 2.1. AMENDMENT TO SECTION 1.1. The definitions of the following terms in Section 1.1 of the Agreement are amended in their respective entireties to read as follows (provided that the amendment to the terms "Operating Cash Flow" and "Fixed Charge Ratio" are effective as of March 31, 2001):

            "Agent" means The Chase Manhattan Bank, successor in interest by merger to Chase Bank of Texas, National Association (who was formerly known as Texas Commerce Bank National Association), and any successor Agent appointed pursuant to Section 11.15.

            "Banks" means the banks listed on the Schedule 8 of this Agreement (including The Chase Manhattan Bank in its capacity as a Bank but not in its capacity as the Agent), and their respective successors and assigns.

            "Borrowing Base" means an amount calculated as of the last day of each fiscal month, equal to the sum of (i) eighty percent (80%) of Eligible Receivables, and (ii) fifty percent (50%) of Eligible Inventory (each of (i) and (ii) as determined pursuant to the most recent Borrowing Base Certificate delivered by the Company to the Agent pursuant to Sections 2.8 or 6.1(d)); provided however, that the portion of the Borrowing Base attributable to Eligible Inventory shall not be greater than sixty percent (60%) of the Total Commitments.

            "CD Margin" means (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, one and one-eighth percent (1-1/8%) per annum, (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, one and three-eighths percent (1-3/8%) per annum, (c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, one and one-half percent (1-1/2%) per annum, and (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1, one and five-eighths percent (1-5/8%) per annum. Each adjustment to the previously calculated CD Margin shall be effective five (5) Business Days following the Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a), (b) and (c).

            "Commitment" means, for any Bank, the amount set forth opposite such Bank's name on Schedule 8 hereto or in the most recent assignment executed by such Bank pursuant to Section 10.2, as such amount may be reduced pursuant to Section 2.4. "Commitments" means the aggregate of such amounts for all of the Banks.

            "Eurodollar Margin" means (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, one percent (1%) per annum, (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, one and one-fourth percent (1-1/4%) per annum, (c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, one and three-eighths percent (1-3/8%) per annum, and (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1, one and one-half percent (1-1/2%) per annum. Each adjustment to the previously calculated Eurodollar Margin shall be effective five (5) Business Days following Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a), (b) and (c).

            "Fixed Charge Ratio" means the ratio of (i) Operating Cash Flow minus all taxes (exclusive of the tax effects relating to the closing of the Edinburg facility and the operations in


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 2 of 16
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Japan), as determined in accordance with GAAP to (ii) Fixed Charges, in each case, as measured in accordance with Section 7.6 and as measured at the end of each fiscal quarter.

      "Operating Cash Flow" means, for any period, the sum of the following for the Company Group determined on a consolidated basis without duplication: (a) net income (before accounting for the gains and losses on the sale of capital assets, discontinued operations and other like extraordinary or nonrecurring events, including all Capacity Adjustment Costs), plus (b) depreciation and amortization, plus (c) interest expense, plus (d) taxes (exclusive of the tax effects relating to the closing of the Edinburg facility and the operations in Japan), plus (e), to the extent deducted in determining net income for the period and not otherwise added pursuant to other provisions of this definition, the charges taken in 2001 in an amount not to exceed $14,300,000 after tax ($20,800,000 before tax) relating to the closing of the Edinburg facility and the operations in Japan, all as set forth on the financial statements of the Company and its Subsidiaries and as determined in accordance with GAAP. In no event shall Operating Cash Flow include any income or loss attributable to any changes in the accounting for pension, profit sharing or employee benefits.

      "Permitted Liens" means (a) Liens for Taxes not yet due and payable, mechanic's Liens and materialman's, shipper's or warehouseman's Liens for services or materials and landlord's Liens for rental amounts for which payment is not yet due or that are being contested in good faith and their enforcement stayed by appropriate proceedings, (b) Liens securing any purchase money Indebtedness if such Liens do not encumber any property other than the property for which such purchase money Indebtedness was incurred, (c) the currently existing Liens described in SCHEDULE 4 to this Agreement, if any, and renewals thereof if the principal amounts secured thereby are not increased and the renewed Lien does not cover any assets which are not covered by the existing Lien renewed thereby, (d) pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs, (e) good-faith pledges or deposits made to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of twenty percent (20%) of the aggregate amount due thereunder, or to secure statutory obligation, surety or appeal bonds, or indemnity, performance, or other similar bonds in the ordinary course of business, (f) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impair the operation by the Company Group (taken as a whole) of their business, and none of which is violated by existing or proposed structures or land use that materially impair the operation by the Company Group (taken as a whole), (g) the following, if (i) the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings and so long as levy and execution thereon have been stayed and continue to be stayed, or (ii) they do not in the aggregate materially detract from the value of any material assets or the operation by the Company Group of their respective businesses: claims and Liens for Taxes due and payable; any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; adverse judgments on appeal; and Liens, and (h) Liens granted to the issuer of a documentary letter of credit which is issued for the account of a member of the Company Group in the ordinary course of such member's business, which Liens encumber the documents of title and underlying goods the purchase of which is being supported with the issuance of the letter of credit in question.

      "Termination Date" means June 30, 2003, unless the Commitments are terminated prior to such date pursuant to Sections 2.4 or 9.1; provided, however, if the Agent receives written notice from the Company by April 30, 2002 (and written consent from Haggar and Domestic


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 3 of 16
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      Subsidiaries), and each April 30 thereafter, of its intention to extend for one (1) additional year (and the Company receives notice from the Agent by June 15, 2002, and each June 15 thereafter, of the election of all the Banks to so extend, with the decision whether to extend by a Bank to be within its sole discretion, no Bank having any obligation to do so), then the Termination Date shall be extended for one (1) additional year, unless the Commitments are terminated prior to such extended date pursuant to Sections 2.4 or 9.1.

      Section 2.2. AMENDMENT TO "PERMITTED INDEBTEDNESS" DEFINITION IN SECTION
1.1. The definition of the term "Permitted Indebtedness" in Section 1.1 of the Agreement is amended as follows:

            (i) Clause (a) of the definition is amended in its entirety to read as follows:

                   (a) obligations to reimburse advances made under commercial letters of credit or similar instruments incurred in the ordinary course of business but only to the extent that the aggregate outstanding amount thereof does not exceed $45,000,000;

            (ii) The "and" at the end of clause (h) of the definition is deleted, the period at the end of clause (i) is deleted and replaced with an ";"; the word "and" is added to the end of clause (i) and add a new clause (j) is added immediately after clause (i) to read in its entirety as follows:

                   (j) obligations evidenced by senior unsecured promissory notes issued after March 31, 2001 in an aggregate amount not to exceed $35,000,000; provided that: (i) the interest rate charged thereon does not exceed eleven percent (11%); (ii) the average life to maturity for such notes occurs after the Termination Date; and (iii) such notes are not governed by covenants that are more onerous on the Company Group than the covenants set forth in the Loan Documents or that confer rights on the holders of such notes greater than the rights provided to the Banks under the Loan Documents.

      Section 2.3. AMENDMENT TO SECTION 2.5. Clause (a) in Section 2.5 of the Agreement is amended in its entirety to read as follows:

            (a) On each Payment Date and on the Termination Date, a commitment fee equal to a fluctuating percentage of the average daily amount of the Total Commitments minus the sum of (i) the outstanding principal amount of all Advances and (ii) the Letter of Credit Exposure during the quarter ending on and including such Payment Date, or such shorter period ending on and including the Termination Date, as the case may be. The percentage shall be equal to the following: (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, eleven-fortieths of one percent (11/40%) per annum, (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to
      2.00 to 1, three-tenths of one percent (3/10%) per annum, (c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, thirteen-fortieths of one percent (13/40%) per annum, and (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1, three-eighths of one percent (3/8%) per annum. Each adjustment to the percentage used to calculate the Commitment Fee shall be effective five
      (5) Business Days following Agent's receipt of the reports to be delivered, by the Company pursuant to Sections 6.1(a), (b) and (c);

      Section 2.4. ADDITION OF SECTION 2.16. The Agreement is amended to add a new Section 2.16 to read in its entirety as follows:


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 4 of 16
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            2.16.  INCREASE OF COMMITMENTS. By written notice sent to the Agent
      (which the Agent shall promptly distribute to the Banks), the Company may request an increase of the Total Commitments one or more times under this
      Section 2.16 up to an aggregate increased amount not to exceed $10,000,000 (i.e., to Total Commitments not to exceed $100,000,000); provided that
      (i) no Unmatured Default or Default exists and (ii) the Total Commitments shall not have been reduced, nor shall the Company have given notice of any such reduction under Section 2.4. At any time that the Total Commitments are to be increased pursuant to this Section 2.16, one or more financial institutions, each as approved by the Company and the Agent (a "New Bank"), or any existing Bank, may commit to provide an amount equal to the aggregate amount of the requested increase (the "Increase Amount"); provided, that the Commitment of each New Bank shall be at least $5,000,000 and if any existing Bank increases its Commitment, the amount of the increase shall be at least $2,000,000. No existing Bank shall have any obligation to increase its Commitment under this Section 2.16, without the consent of such Bank. Upon receipt of notice from the Agent to the Banks and the Company that the Banks, or sufficient Banks and New Banks, have agreed to commit to an aggregate amount equal to the Increase Amount, then: provided that no Unmatured Default or Default exists at such time or after giving effect to the requested increase, the Company, the Agent and the Banks willing to increase their respective Commitments and the New Banks (if any) shall execute and deliver an Increased Commitment Supplement (herein so called) in the form attached hereto as Exhibit "H". If all existing Banks shall not have provided their Ratable Share of the requested increase, on the effective date of the Increased Commitment Supplement, the Company shall request a borrowing hereunder which shall be made only by the Banks who have increased their Commitment and, if applicable, the New Banks. The proceeds of such borrowing shall be utilized by the Company to repay the Banks who did not agree to increase their Commitments, such borrowing and repayments to be in amounts sufficient so that after giving effect thereto, the Loans shall be held by the Banks in accordance with their respective Ratable Shares. The Company agrees to exchange the Note of each existing Bank that has increased its Commitment under this Section 2.16 for a new Note payable to the order of such Bank in the amount of its increased Commitment. The Company agrees to execute and deliver new Notes to each New Bank that has provided a new Commitment under this Section 2.16 in an amount equal to such new Commitment.

      Section 2.5. AMENDMENT TO SECTION 5.3. Section 5.3 of the Agreement is amended in its entirety to read as follows:

            5.3 LITIGATION. There is no Litigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Guarantors other than that which, collectively or individually, has not and could not reasonably be expected to result in a Material Adverse Effect.

      Section 2.6. AMENDMENT TO SECTION 5.11. Section 5.11 of the Agreement is amended in its entirety to read as follows:

            5.11 SUBSIDIARIES. As of March 31, 2001, Schedule 3 to this Agreement contains an accurate list of all of the presently existing Subsidiaries of the Company, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Company Group; all of the issued and outstanding shares of capital stock of the Domestic Subsidiaries of the Company have been duly authorized and issued and are fully paid and non-assessable.


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 5 of 16
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      Section 2.7.  AMENDMENT TO SECTIONS 7.6 AND 7.7. Effective as of March 31,
2001, Sections 7.6 and 7.7 of the Agreement are each amended in their respective entireties to read as follows:

              7.6 FIXED CHARGE REQUIREMENT. As of the end of each fiscal quarter (commencing with the fiscal quarter ending December 31, 1997), permit the Fixed Charge Ratio to be or become less than 1.25 to 1.00, as calculated for the twelve (12) months period then ended.

              7.7 FUNDED DEBT LIMITATION. As of the end of each fiscal quarter, permit the Funded Debt Ratio to be or become greater than 3.0 to 1.0.

     Section 2.8. AMENDMENT TO SECTION 7.8. Effective as of March 31, 2001, clauses (a) and (b) in Section 7.8 of the Agreement are each amended in their respective entireties read as follows:

             (a) Permit Net Worth of the Company Group to be or become less than an amount equal to the sum of (1) $120,000,000, plus (2) fifty percent (50%) of the cumulative net income of the Company Group, on a consolidated basis, for the period commencing April 1, 2001, and ending June 30, 2001, and each subsequently completed fiscal quarter thereafter, plus (3) in the event Haggar or the Company shall make a registered public offering of its capital stock, sixty-six and two-thirds percent (66-2/3%) of that portion of the net proceeds from such offering attributable to the primary issuance of new shares (but not the secondary issuance of existing shares).

             (b) Permit Net Worth of the Company to be or become less than $40,000,000.

     Section 2.9. AMENDMENT TO SECTION 7.13. Section 7.13 of the Agreement is amended in its entirety to read as follows:

            7.13. DISTRIBUTIONS. Make or agree to make any Distribution except: (i) a Distribution from a Subsidiary of the Company to the Company; (ii) if no Default nor any Unmatured Default exists or would result therefrom, any member of the Company Group may repurchase shares of Haggar's common stock on the open market or through privately negotiated transactions; provided that the aggregate amount paid for such repurchases for the entire term of this Agreement (commencing September 18, 1996) shall not exceed $40,000,000; and (iii) if no Default nor Unmatured Default exists or would result therefrom, the Company and Haggar may make any Distribution other than those of the type described in clause (ii).

     Section 2.10. AMENDMENT TO SECTION 7.15. Section 7.15 of the Agreement is amended in its entirety to read as follows:

             7.15. CAPITAL EXPENDITURES LIMITATION. Make or agree to make Capital Expenditures in excess of (i) during the Company's fiscal year commencing on October 1, 1997, $18,000,000.00 and (ii) during each fiscal year thereafter, an amount equal to ten percent (10%) of the Company Group's Net Worth; provided that (i) expenditures for remodeling and refurbishment of and additions to its existing corporate headquarters situated at 6113 Lemmon Avenue, Dallas, Texas (to the extent such expenditures in the aggregate do not exceed the sum of (A) $2,721,000 and
     (B) the net cash amount realized by the Company from any sale of the "G.M." and "Cedar Springs" buildings situated, respectively, at 6007 Peeler Street and 6020 Cedar Springs, Dallas, Texas) and (ii) expenditures for the repair or replacement of property with insurance proceeds (to the extent such expenditures do not exceed the net cash amount of


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 6 of 16
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     such insurance proceeds) shall not be included in Capital Expenditures for purposes of the foregoing calculation.

     Section 2.11. AMENDMENT TO SECTION 9.3. Section 9.3 of the Agreement is amended in its entirety to read as follows:

              9.3. AMENDMENTS AND WAIVERS. The Agent, the Company, and the Banks or New Banks increasing or providing new Commitments under the terms of Section 2.16 may modify this Agreement pursuant to the terms of an Increase Commitment Supplement executed pursuant to the terms of
     Section 2.16 without the consent or agreement of any other Bank, any Guarantor or any other member of the Company Group; provided however, no Commitment of a Bank shall be increased pursuant to Section 2.16, without the consent of such Bank. Subject to the other terms of this
     Section 9.3, the Required Banks (or the Agent with the consent in writing of the Required Banks), the Company and each of the Guarantors may enter into other agreements supplemental hereto or to any other Loan Document for the purpose of adding any provisions to this Agreement or other Loan Document or changing in any manner any provision of this Agreement or any other Loan Document or the rights of the Banks or the Company or any Guarantor hereunder or thereunder or waiving any Default or Unmatured Default hereunder; provided, however, that no such supplemental agreement executed pursuant to this sentence shall:

              (a) Extend the maturity of a Note or reduce the principal amount thereof, or reduce the rate of interest thereon or of any fees due hereunder or change the time of payment of interest thereon or of any fees due hereunder, or waive any non-payment of principal, interest or fees then existing, without the consent of each Bank affected thereby;

              (b) Reduce the percentage specified in the definition of Required Banks, without the consent of all the Banks;

              (c) Permit the Company to assign its rights under this Agreement, without the consent of all the Banks;

              (d) Release the Parent Guaranty without the consent of all the Banks; or

              (e)   Amend this Section without the consent of all the Banks.

     No amendment of any provision of this Agreement or any other Loan Document relating to the Agent shall be effective without the written consent of the Agent.

     Section 2.12. AMENDMENT TO SECTION 10.2. Clause (a) of Section 10.2 of the Agreement is amended in its entirety to read as follows:

              (a) A Bank may sell to any Person with a Standard & Poor's rating of "A" or better, to any other Bank or to any Bank Affiliate, one or more participations in all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the corresponding portion of the Note held by it); provided, however, that other than in the case of a participation sold to a Bank Affiliate or another Bank, the Agent and the Company must give their respective prior written consent, which consent will not be unreasonably withheld. Prior to consenting to any participation which requires its consent, the Company shall be afforded a period not to exceed sixty (60) days in which it may


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 7 of 16
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     identify a participant acceptable to it and reasonably acceptable to the selling Bank. The term "BANK AFFILIATE" means (a) with respect to any Bank
     (i) an Affiliate of such Bank or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of it business and is administered or managed by a Bank or an Affiliate of such Bank and (b) with respect to any Bank that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor. In the event any Bank shall sell any participation, (i) the Company, the Agent and the other Banks shall continue to deal solely and directly with such selling Bank in connection with such selling Bank's rights and obligations under the Loan Documents (including the Note held by such selling Bank); (ii) such Bank shall retain the sole right and responsibility to enforce the obligations of the Company and the Guarantors relating to the Loans, including the right to approve any amendment, modification or waiver of any provision of this Agreement other than amendments, modifications or waivers with respect to
     (1) any fees payable hereunder to the Banks, and (2) the amount of principal or the rate of interest payable on, or the dates fixed for the scheduled repayment of principal of, the Loans and other sums to be paid to the Banks hereunder, and (iii) the Company and Haggar agree, to the fullest extent they may effectively do so under applicable law, that any participant of a Bank may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such participant were a direct holder of Loans if such Bank has previously given notice of such participation to the Company.

     Section 2.13. AMENDMENT TO SECTION 11.7. Section 11.7 of the Agreement is amended in its entirety to read in its entirety to read as follows:

             11.7. RIGHT TO INDEMNITY. EACH OF THE BANKS SHALL, RATABLY IN ACCORDANCE WITH THE PERCENTAGE OF ITS COMMITMENT, INDEMNIFY THE AGENT (TO THE EXTENT NOT REIMBURSED BY THE COMPANY) FOR AND AGAINST ANY COST, EXPENSE (INCLUDING ATTORNEY'S FEES AND DISBURSEMENTS), CLAIM, DEMAND, ACTION, LOSS OR LIABILITY (EXCEPT SUCH AS RESULT FROM THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) THAT THE AGENT MAY SUFFER OR INCUR IN CONNECTION WITH THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE AGENT HEREUNDER, IN ITS CAPACITY AS THE AGENT, INCLUDING, WITHOUT LIMITATION, MATTERS ARISING OUT OF THE AGENT'S OWN NEGLIGENCE (OTHER THAN ITS GROSS NEGLIGENCE). The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     Section 2.14. AMENDMENT TO EXHIBITS. Exhibits B and G to the Agreement are each amended in their respective entireties to read as set forth on Exhibit B and G attached hereto, respectively. Exhibit "H" is hereby added to the Agreement to read in its entirety as set forth on Exhibit "H" hereto.

     Section 2.15. AMENDMENT TO SCHEDULES. Schedule 3 to the Agreement is amended in its entirety to read as set forth on Schedule 3 hereto. The Agreement is amended to add a new Schedule 8 to read in its entirety as set forth on
Schedule 8 hereto.


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 8 of 16
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                                   ARTICLE 3.

                        Changes in Bank Group and Commitments


     Section 3.1. ASSIGNMENT. Immediately prior to giving effect to Article 2 of this Amendment, each Bank identified on Schedule 3.1 hereto as a Selling Bank (herein so called) hereby sells and assigns to the Person or Persons identified as a Purchasing Bank (herein so called) on Schedule 3.1 hereto opposite its name thereon, without recourse, representation or warranty except as specifically set forth herein, and each Purchasing Bank hereby purchases and assumes from its Selling Bank, the Dollar amount of the Commitment of the applicable Selling Bank designated on Schedule 3.1 together with a corresponding interest (herein the "PRO RATA INTEREST" which shall equal a percentage determined by dividing the Dollar amount of the Commitment purchased by the Dollar amount of the Commitment of the applicable Selling Bank and multiplying the resulting quotient by 100) in all of the applicable Selling Bank's rights and obligations under the Agreement and the other Loan Documents as of the Amendment Date, including, without limitation, such Pro Rata Interest in the following: (i) the Loans owing to, and Letter of Credit Exposure participated in by the applicable Selling Bank and outstanding on the Amendment Date; and (ii) all unpaid interest and fees accrued on the Loans purchased hereunder from the Amendment Date. A Selling Bank's assignment to a Purchasing Bank shall not be effective until it shall have received the purchase price for the assignment from such Purchasing Bank in the amount equal to the product of (i) the Purchasing Bank's Pro Rata Interest multiplied by (ii) the Loans owing to the applicable Selling Bank on the Amendment Date ("PURCHASE PRICE").

     Section 3.2. REPRESENTATIONS AND DISCLOSURES. Each Selling Bank represents and warrants to the Purchasing Bank designated as such opposite such Selling Bank's name on Schedule 3.1 that: (i) the Purchase Price paid to it by such Purchasing Bank equals the Purchasing Bank's Pro Rata Interest in the principal amount of the Loans outstanding on the Amendment Date which are owned by the Selling Bank and assigned to the Purchasing Bank in accordance with this Amendment; (ii) it is legally authorized to enter in this Amendment, (iii) it is the legal and beneficial owner of the interest being assigned by it hereunder; and (iv) such interest is free and clear of any adverse claim. Except as provided in the proceeding sentence, no Selling Bank has made any representation or warranty nor assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Loan Document and makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any Guarantor (collectively with the Company, the "OBLIGATED PARTIES") or the performance or observance by any Obligated Party of any of their obligations under the Agreement or any other Loan Document.

     Section 3.3. PURCHASING BANK REPRESENTATIONS AND AGREEMENTS. Each Purchasing Bank (i) represents and warrants to its Selling Bank that it is legally authorized to enter in this Amendment; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Agent, the Selling Bank, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the other Loan Documents; (iv) appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all obligations which by the terms of the Agreement and the other Loan Documents are required to be performed by it as a Bank; and (vi), if it is organized under the laws of a jurisdiction outside the United States, agrees to provide Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to its exemption from United States withholding taxes with respect to all payments to be made to it under the


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 9 of 16

Agreement or such other Loan Documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

     Section 3.4. CONSENT. By execution of this Amendment below, the Company and the Agent provide their written consent to the Assignments as required by
Section 10.2 of the Agreement. From and after the Amendment Date: (i) each Purchasing Bank shall be a party to the Agreement and shall have the rights and obligations of a Bank thereunder and under the other Loan Documents with a Commitment as set forth on Schedule 8 hereto, (ii) each Selling Bank shall, to the extent of the Assignments provided in this Article 3, relinquish its rights and be released from its obligations under the Agreement and the other Loan Documents (If all of its Commitment has been assigned pursuant hereto, such Selling Bank shall no longer be a party to the Agreement or any other Loan Documents and the Agreement and the other Loan Documents may be amended or otherwise modified without the consent or agreement of the applicable Selling
Bank), and (iii) the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the applicable Purchasing Bank. Each Selling Bank and each Purchasing Bank shall make all appropriate adjustments in payments under the Agreement and the Notes for periods before the Amendment Date directly between themselves. After giving effect to this Amendment, both The Bank of Tokyo-Mitsubishi, Ltd. and National City Bank, Kentucky have relinquished all of their respective rights and are released from all of their respective obligations under the Agreement and the other Loan Documents and are no longer a party to the Agreement or any other Loan Documents. The Agreement and the other Loan Documents may be amended or otherwise modified without the consent or agreement of The Bank of Tokyo-Mitsubishi, Ltd or National City Bank, Kentucky.

     Section 3.5. EXCHANGE OF NOTES; NEW COMMITMENTS. Company agrees to exchange each Selling Bank's existing Notes for new Notes payable to the order of (A) each Purchasing Bank in amounts equal to the Commitments assumed by each Purchasing Bank pursuant hereto and (B) to each Selling Bank in amounts equal to the Commitments retained by it under the Agreement as specified herein, if any.

     Section 3.6. ADDRESS FOR NOTICES. For purposes of Section 13.1 of the Agreement, the "Address for Notices" for each Purchasing Bank that is not already a Bank under the Agreement is as set forth on Schedule 3.6 hereto.

                                   ARTICLE 4.

                              CONDITIONS PRECEDENT


     Section 4.1. CONDITIONS. The effectiveness of Articles 2 and 3 of this Amendment is subject to the satisfaction of the following conditions precedent:

             (a) The Agent shall have received all of the following, each dated (unless otherwise indicated) the Amendment Date, in form and substance satisfactory to the Agent:

                   (i) This Amendment executed by the Company, each Guarantor and each New Jerell Subsidiary (collectively the "OBLIGATED PARTIES");

                   (ii) such evidence of each New Jerell Subsidiary's existence, good standing and authority to execute, deliver, and perform this Amendment and the Loan Documents to which it is or is to be a party hereunder;

                   (iii) such additional documentation and information as the Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request; and


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 10 of 16

             (b) The Banks, the Agent and JP Morgan, a division of Chase Securities Inc. as the Arranger shall have received all reimbursable fees required to be paid on the Amendment Date and all expenses for which invoices have been presented, on or before the Amendment Date, including without limitation or in addition, the following:

                   (i) any amounts due under Section 3.4 of the Agreement as a result of the Assignments made pursuant to Article 3 of this Amendment and the termination of all Eurodollar Interest Periods as of the Amendment Date (all of which are hereby terminated) and all unpaid interest and fees accrued under the Agreement to the Amendment Date;

                   (ii) an amendment fee to each Bank that is currently a party to the Agreement, that executes this Amendment (an "EXISTING BANK") and that continues to provide a Commitment under the Agreement, such amendment fee to be in an amount equal to three-twentieths of one percent (3/20%) of such Bank's Commitment (before giving effect to any increase in the amount thereof affected pursuant to this Amendment but after giving effect to any decrease in the amount thereof affected pursuant to this Amendment); and

                   (iii) an upfront fee to each Bank that provides a new or increased Commitment hereunder in an amount equal to one-fifth of one percent (1/5%) of the new Commitment of such Bank under the Agreement. If an Existing Bank increases its Commitment from that in effect prior to the date of this Amendment, such Bank will be paid an amendment fee under clause (i) above calculated on its Commitment before giving effect to the amendments contemplated hereby and an upfront fee calculated in accordance with this clause (ii) with respect to the amount of the increase in its Commitment.

              (c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

             (d) No Unmatured Default or Default shall have occurred and be continuing; and

             (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE 5.

              RATIFICATIONS, REPRESENTATIONS AND WARRANTIES


     Section 5.1. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, the Parent Guaranty and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Company, Haggar, the Agent and the Banks agree that the Agreement as amended hereby, the Parent Guaranty and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 5.2. REPRESENTATIONS AND WARRANTIES. Company and Haggar each represent and warrants to the Agent and the Banks as follows: (a) after giving effect to this Amendment, no Unmatured Default or Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 11 of 16 limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each Obligated Party and does not and will not: (1) violate any provision of law applicable to any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon any Obligated Party;
(2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Obligated Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Obligated Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Obligated Party; and (d) AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OR ANY OTHER OBLIGATED PARTY'S OBLIGATIONS UNDER THE LOAN DOCUMENTS. IN ACCORDANCE WITH THE FORGOING CLAUSE (d) EACH OF THE COMPANY, HAGGAR AND, BY EXECUTION OF THIS AMENDMENT, EACH OF THE OTHER OBLIGATED PARTIES HEREBY:

             (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

             (b) RELEASE. RELEASES AND DISCHARGES THE AGENT AND THE BANKS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH IT EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                                   ARTICLE 6.

                                  MISCELLANEOUS


     Section 6.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     Section 6.2. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 12 of 16

    Section 6.3. EXPENSE OF BANK. As provided in the Agreement, Company agrees to pay on demand all costs and expenses incurred by the Agent or any Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of the Agent's and each Bank's legal counsel.

     Section 6.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.5. APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     Section 6.6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Agent, each Bank, Company and Haggar and their respective successors and assigns, except that neither the Company nor Haggar may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 6.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 6.8. EFFECT OF WAIVER. No consent or waiver, express or implied, by the Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 6.9. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     EXECUTED as of the date first written above.

                                     COMPANY AND HAGGAR:

                                     HAGGAR CLOTHING CO,. A Nevada corporation
                                     HAGGAR CORP., a Nevada corporation

                                     By: /s/ J.M. HAGGAR, III
                                        --------------------------------------
                                        J.M. HAGGAR, III
                                        Chief Executive Officer for both



EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - Page 13 of 16

                          AGENT:

                          THE CHASE MANHATTAN BANK,
                          Individually and as the Agent



                          By:  /s/ ALLEN K. KING
                               -------------------------------------------------
                               Name:   ALLEN K. KING, VICE PRESIDENT
                                      ------------------------------------------
                               Title:  THE CHASE MANHATTAN BANK
                                      ------------------------------------------


                          BANKS:

                          BANK OF AMERICA, N.A. (successor in interest by merger to NATIONSBANK, N.A. f/k/a Nationsbank of Texas, N.A.)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          COMERICA BANK - TEXAS



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          THE BANK OF TOKYO-MITSUBISHI, LTD., Dallas office



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANK ONE, N.A. (successor in interest to The First National Bank)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 14 OF 16

                          AGENT:

                          THE CHASE MANHATTAN BANK,
                          Invidually and as the Agent



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANKS:

                          BANK OF AMERICA, N.A. (successor in interest by merger to NATIONSBANK, N.A. f/k/a Nationsbank of Texas, N.A.)



                          By:  /s/ DEIRDRE B. DOYLE
                               -------------------------------------------------
                               Name:   DEIRDRE B. DOYLE
                                      ------------------------------------------
                               Title:  PRINCIPAL
                                      ------------------------------------------


                          COMERICA BANK - TEXAS



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          THE BANK OF TOKYO-MITSUBISHI, LTD., Dallas office



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANK ONE, N.A. (successor in interest to The First National Bank)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 14 OF 16

                          AGENT:

                          THE CHASE MANHATTAN BANK,
                          Individually and as the Agent



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANKS:

                          BANK OF AMERICA, N.A. (successor in interest by merger to NATIONSBANK, N.A. f/k/a Nationsbank of Texas, N.A.)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          COMERICA BANK - TEXAS



                          By:             /s/ Margareth Fanini
                               -------------------------------------------------
                               Name:          Margareth Fanini
                                      ------------------------------------------
                               Title:         Corporate Banking Officer
                                      ------------------------------------------


                          THE BANK OF TOKYO-MITSUBISHI, LTD., Dallas office



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANK ONE, N.A. (successor in interest to The First National Bank)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 14 OF 16

                          AGENT:

                          THE CHASE MANHATTAN BANK,
                          Individually and as the Agent



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANKS:

                          BANK OF AMERICA, N.A. (successor in interest by merger to NATIONSBANK, N.A. f/k/a Nationsbank of Texas, N.A.)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          COMERICA BANK - TEXAS



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          THE BANK OF TOKYO-MITSUBISHI, LTD., Dallas office



                          By:             /s/ D. Barnell
                               -------------------------------------------------
                               Name:          D. Barnell
                                      ------------------------------------------
                               Title:         Vice President
                                      ------------------------------------------



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANK ONE, N.A. (successor in interest to The First National Bank)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 14 OF 16

                          AGENT:

                          THE CHASE MANHATTAN BANK,
                          Individually and as the Agent



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANKS:

                          BANK OF AMERICA, N.A. (successor in interest by merger to NATIONSBANK, N.A. f/k/a Nationsbank of Texas, N.A.)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          COMERICA BANK - TEXAS



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          THE BANK OF TOKYO-MITSUBISHI, LTD., Dallas office



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          BANK ONE, N.A. (successor in interest to The First National Bank)



                          By:             /s/ Willie B. Winters
                               -------------------------------------------------
                               Name:          Willie B. Winters
                                      ------------------------------------------
                               Title:         Associate Director
                                      ------------------------------------------


EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 14 OF 16

                          NATIONAL CITY BANK, KENTUCKY (f/k/a The First National Bank of Louisville)



                          By:             /s/ Stephen Bassett
                               -------------------------------------------------
                               Name:          Stephen Bassett
                                      ------------------------------------------
                               Title:         Account Officer
                                      ------------------------------------------


                          FIRST UNION NATIONAL BANK



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------

























EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 15 OF 16

                          NATIONAL CITY BANK, KENTUCKY (f/k/a The First National Bank of Louisville)



                          By:
                               -------------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------


                          FIRST UNION NATIONAL BANK



                          By:             /s/ Mark S. Supple
                               -------------------------------------------------
                               Name:          Mark S. Supple
                                      ------------------------------------------
                               Title:         Vice President
                                      ------------------------------------------





















EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 15 OF 16

                   JOINDER AND CONSENT OF DOMESTIC SUBSIDIARIES
                   --------------------------------------------

     Each New Jerell Subsidiary hereby assumes all the obligations of a "Guarantor" under the Subsidiary Guaranty dated March 1, 2000 and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Subsidiary Guaranty as if it had been an original signatory thereto. In accordance with the foregoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each New Jerell Subsidiary irrevocably and unconditionally guarantees to the Agent and the Banks the full and prompt payment and performance of the Obligations (as defined in the Subsidiary Guaranty) upon the terms and conditions set forth in the Subsidiary Guaranty. This Joinder and Consent of Domestic Subsidiaries shall be deemed to be part of, and a modification to, the Subsidiary Guaranty and shall be governed by all the terms and provisions of the Subsidiary Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each New Jerell Subsidiary enforceable against each such New Jerell Subsidiary. Each New Jerell Subsidiary hereby waives notice of Agent's or any Bank's acceptance of this Joinder and Consent of Domestic Subsidiaries. Each of the undersigned Subsidiaries hereby (a) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect; (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) acknowledges its consent and agreement to the Amendment, including, without limitation, its agreement to the terms of Section 5.2 of this Amendment, (d) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory, with respect to the Loans, the Notes, the Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Joinder and Consent of Domestic Subsidiaries has been taken.


                     BOWIE MANUFACTURING COMPANY, a Nevada corporation
                     CORSICANA COMPANY, a Nevada corporation
                     DALLAS PANT MANUFACTURING COMPANY, a Nevada corporation GREENVILLE PANT MANUFACTURING COMPANY, a Nevada corporation MCKINNEY PANT MANUFACTURING COMPANY, a Nevada corporation OLNEY MANUFACTURING COMPANY, a Nevada corporation WAXAHACHIE GARMENT COMPANY, a Nevada corporation
                     LA ROMANA MANUFACTURING CORPORATION, a Nevada corporation HAGGAR SERVICES, INC., a Texas corporation
                     DUNCAN MANUFACTURING COMPANY, an Oklahoma corporation WESLACO CUTTING, INC., a Nevada corporation
                     WESLACO SEWING, INC., a Nevada corporation
                     HAGGAR DIRECT, INC., a Nevada corporation
                     SAN GABRIEL ENTERPRISES, INC., a Texas corporation MULTIPLES, U.S.A., INC., a Texas corporation
                     EDINBURG DIRECT GARMENT COMPANY, INC., a Texas corporation WESLACO DIRECT CUTTING COMPANY, INC., a Texas corporation HAGGAR.COM, INC., a Texas corporation
                     JERELL CLOTHING MANAGEMENT, INC., a Texas corporation JERELL, LTD, a Texas limited partnership
                     HAGGAR CANADA, INC, a Nevada corporation


                     By:  /s/ J. M. Haggar, III
                          ------------------------------------------------------
                          J. M. Haggar, III
                          Chairman/Chief Executive Officer of each Subsidiary






EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT - PAGE 16 OF 16

                         INDEX OF SCHEDULES AND EXHIBITS



SCHEDULES:
---------

Schedule 3    -   Subsidiaries
Schedule 3.1  -   Assignment Detail
Schedule 3.6  -   Address for Notices of Purchasing Banks
Schedule 8    -   Commitments


EXHIBITS:
--------

Exhibit B     -   Borrowing Base Certificate
Exhibit G     -   Compliance Certificate
Exhibit H     -   Increased Commitment Supplement



























INDEX OF SCHEDULES AND EXHIBITS - Solo Page

                                   SCHEDULE 3
                                       to
                                EIGHTH AMENDMENT
                                       TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE 3

                                  SUBSIDIARIES



==============================================================================================
COMPANY NAME & ADDRESS                                     SITUS OF INCORPORATION
==============================================================================================

----------------------------------------------------------------------------------------------
DOMESTIC
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bowie Manufacturing Company
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Corsicana Company
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Dallas Pant Manufacturing Company
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Greenville Pant Manufacturing Company
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
McKinney Pant Manufacturing Company
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Olney Manufacturing Company
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Waxahachie Garment Company
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
La Romana Manufacturing Corporation
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Services, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                       Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Duncan Manufacturing Company
6113 Lemmon Avenue, Dallas, TX 75209                       Oklahoma
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Corp. (Parent)
6113 Lemmon Avenue, Dallas, TX 75209                       Nevada
==============================================================================================



SCHEDULE 3 - Page 1


==============================================================================================
COMPANY NAME & ADDRESS                                     SITUS OF INCORPORATION
==============================================================================================

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Clothing Co.
6113 Lemmon Avenue, Dallas, TX 75209                          Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Weslaco Sewing, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Weslaco Cutting, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Direct, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Nevada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
San Gabriel Enterprises, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Multiples, U.S.A., Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Edinburg Direct Garment Company, Inc.
1407 E. Freddy Gonzalez, Edinburg, TX 78539                   Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Weslaco Direct Cutting Company, Inc.
1801 E. Haggar Avenue, Weslaco, TX 78596                      Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar.Com, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Jerell Clothing Management, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Jerell, Ltd.
6113 Lemmon Avenue, Dallas, TX 75209                          Texas
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Canada, Inc.
6113 Lemmon Avenue, Dallas, TX 75209                          Nevada
==============================================================================================




SCHEDULE 3 - Page 2


==============================================================================================
COMPANY NAME & ADDRESS                                     SITUS OF INCORPORATION
==============================================================================================

----------------------------------------------------------------------------------------------
FOREIGN
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Mex. S.A. de C.V.
6113 Lemmon Avenue, Dallas, TX 75209                       Mexico
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Apparel Ltd.
6113 Lemmon Avenue, Dallas, TX 75209                       United Kingdom
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Canada Co.
6113 Lemmon Avenue, Dallas, TX 75209                       Nova Scotia, Canada
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Haggar Japan Co., Ltd.
6113 Lemmon Avenue, Dallas, TX 75209                       Japan
==============================================================================================



























SCHEDULE 3 - Page 3

                                  SCHEDULE 3.1
                                       to
                                EIGHTH AMENDMENT
                                       TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


                                ASSIGNMENT DETAIL



======================================================================================================
                                                                      Dollar
           Selling Bank                  Purchasing Bank             Amount of       Purchase Price
                                                                    Commitment
                                                                   Purchased(1)
======================================================================================================
    The Bank of Tokyo-Mitsubishi,
1.  Ltd.                             The Chase Manhattan Bank     $ 2,222,222.22    $ 1,111,111.11
                                     Bank of America                2,222,222.22      1,111,111.11
                                     Comerica                       2,592,592.60      1,296,296.30
                                     Bank One                       7,777,777.78      3,888,888.88
------------------------------------------------------------------------------------------------------
2.  National City Bank, Kentucky     First Union National Bank     11,111,111.12      5,555,555.56
======================================================================================================














----------------------------
(1) The "Dollar Amount of the Commitment Purchased" of each Purchasing Bank set forth in this column is provided for the purposed of the calculation of the Purchase Price for the assignments contemplated by Article 3 of this Amendment. The actual total Commitment of a Purchasing Bank is immediately reduced or otherwise modified to the Commitment amounts reflected on Schedule 8 and no Purchasing Bank shall have any obligation to extend credit except under its Commitment as set forth on Schedule 8.



SCHEDULE 3.1 - Solo Page

                                  SCHEDULE 3.6
                                       to
                                EIGHTH AMENDMENT
                                       TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


                               ADDRESS FOR NOTICES





BANK                                       ADDRESS
First Union National Bank                  One South Penn Square, 12th Floor
                                           Widener Building
                                           Philadelphia, PA 19107
                                                    Attn.: Susan Vitale



























SCHEDULE 3.6 - Solo Page

                                   SCHEDULE 8
                                       to
                                EIGHTH AMENDMENT
                                       TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


                                   COMMITMENTS



=================================================================================================
                      BANK                                       COMMITMENT
=================================================================================================
1.           The Chase Manhattan Bank                            $22,000,000
-------------------------------------------------------------------------------------------------
2.           Bank of America, N.A.                               $22,000,000
-------------------------------------------------------------------------------------------------
3.           Comerica Bank - Texas                               $19,000,000
-------------------------------------------------------------------------------------------------
4.           Bank One, N.A.                                      $17,000,000
-------------------------------------------------------------------------------------------------
5.           First Union National Bank                           $10,000,000
=================================================================================================
                                                               $90,000,000.00
                                                   ==============================================



























SCHEDULE 8 - Solo Page

                                    EXHIBIT B

                           BORROWING BASE CERTIFICATE
    (for the month ending ___________________ or as of ____________________)


HAGGAR CLOTHING CO.

TO:      THE CHASE MANHATTAN BANK
         2200 Ross Avenue
         P.0. Box 660197
         Dallas, Texas 75266
         Attention: John P. Dean

DATE:    _____________________, 200_

RE: First Amended and Restated Credit Agreement dated as of September 18, 1996 (as amended, the "Agreement"), by and among Haggar Clothing Co., Haggar Corp., Texas Commerce Bank National Association (now The Chase Manhattan Bank) and the Banks listed in the Agreement.


--------------------------------------------------------------------------------



1.       RECEIVABLES

         A.     Total Receivables                                                       $________________

         B.     LESS:

                (i)     Receivables unpaid after 90 days            ($__________)
                        after date of invoice (or the effective
                        date of Dated Invoices)

                (ii)    all uncollectible Receivables               ($__________)

                (iii)   reserve for "discounts                      ($__________)

                (iv)    reserve for "build-ups"                     ($__________)

                (v)     reserve for "deductions"                    ($__________)

                (vi)    reserve for GMI discounts                   ($__________)

                (vii)   other reserves                              ($__________)


         C.     Total Eligible Receivables                                              $________________

         D.     80% of Eligible Receivables                                             $________________



EXHIBIT B, Page 1 of 3


2.       INVENTORY

         A.     Total Inventory per attached summary schedule                           $________________

         B.     Less: ineligible Inventory                          ($__________)

         C.     Total Eligible Inventory                                                $________________

         D.     50% of Eligible Inventory                                               $________________

3.       BORROWING BASE

         A.     (i)       80% of Eligible Receivables                                   $________________

                (ii)      50% of Eligible Inventory                                     $________________

         B.     Borrowing Base Formula Sum                                              $________________

         C.     Less: amount by which (A)(ii) is greater than       ($__________)
                60% of the Total Commitments

         D.     Borrowing Base                                                          $________________

4.       BORROWING BASE AVAILABILITY

         A.     Borrowing Base                                                          $________________

         B.     Less:     Principal amount outstanding under the    ($__________)
                          Agreement

         C.     Borrowing Base Availability                                             $________________

5.       AVAILABLE COMMITMENT

         A.     Total Commitments                                                           $100,000,000*

         B.     Less:

                (i)       Principal amount outstanding under the    ($__________)
                          Agreement

                (ii)      aggregate amount of all issued and        ($__________)
                          outstanding Letters of Credit

         C.     Available Commitment                                                    $________________

6.       AVAILABILITY


-------------------------------

* Subject to reduction as provided in the Agreement


EXHIBIT B, Page 2 of 3


         A.     Borrowing Base Availability                                             $________________

         B.     Available Commitment                                                    $________________

         C.     Lesser of A or B                                                        $________________


         I hereby certify that, to the best of my knowledge after appropriate inquiry, the foregoing is true and correct as of the last day of the month indicated.


                                    HAGGAR CLOTHING CO.



                                    By:
                                         ---------------------------------------
                                         Name
                                                 -------------------------------
                                         Title:
                                                 -------------------------------




















EXHIBIT B, Page 3 of 3

                                    EXHIBIT G

                             COMPLIANCE CERTIFICATE

      As of the date indicated below, the undersigned hereby certifies that (i) as reflected on the attached annexes, no Default or Unmatured Default (as defined in the Credit Agreement) has occurred and is continuing under that certain First Amended and Restated Credit Agreement (as amended, the "Credit Agreement") among Haggar Clothing Co., Haggar Corp., Texas Commerce Bank National Association (now The Chase Manhattan Bank) and the Banks listed therein, and (ii) the value of all Inventory (as defined in the Credit Agreement) as reflected in the Company's financial statements does not exceed its net realizable value.

                                       HAGGAR CLOTHING CO.



                                       By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------
                                           Dated:
                                                 ----------------------------









Compliance Certificate - Cover Page

                         ANNEX TO COMPLIANCE CERTIFICATE



REQUIREMENT                                  REQUIRED LEVEL     CURRENT STATUS            COMPLIANCE
-----------                                  --------------     --------------            ----------
Fixed Charge                                  1.25 to 1.00             to 1.00            Yes     No
                                                                ------
Funded Debt Ratio                             3.00 to 1.00             to 1.00            Yes     No
                                                                ------
Net Worth Company Group:                                        $
                                                                 --------------
10% of the Net Worth of the
Company Group                                                   $
                                                                 --------------
(a) $120,000,000;                            $
                                              ------------
(b) Plus 50% of the cumulative net           $
    income of the Company Group,              ------------
    on a consolidated basis, for the
    period commencing April 1, 2001
    and ending June 30, 2001, and
    each subsequently completed
    fiscal quarter; and

(c) PLUS (66-2/3%) of the net                $
    proceeds from any registered              ------------
    public offering of the capital stock
    of Haggar or the Company (if
    any).

(d) Required Tangible Net Worth of
    the Company:

    Sum of (a)(b) and (c)                    $                                            Yes     No
                                              ------------
Net Worth Company                            $  40,000,000      $                         Yes     No
                                                                 --------------

Inventory Turns                               2.0                --------------           Yes     No

Actual Capital Expenditures for
current fiscal year (not to exceed 10%
of the Net Worth of the Company
Group as set forth above).                   $                  $
                                              ------------       --------------
                                                                                          Yes     No
                                                                ---


ANNEX TO COMPLIANCE CERTIFICATE - Page 1 of 6

                         ANNEX TO COMPLIANCE CERTIFICATE

                                  HAGGAR CORP.
                               FIXED CHARGE RATIO
                        12 MONTHS ENDED __________, 200_
                                    ($000'S)

                                               Qtr.       Qtr.       Qtr.        Qtr.        12 Months Ended
Net Income
- Gains + Losses Cap
  Extr Event
+ Depreciation and Amortization
+ Interest Expense
+ Taxes (exclusive of the tax
effects relating to the closing of the
Edinburg facility and the operations
in Japan)
+ Japan + Edinburg Charges
  (not to exceed $14,300,000
  after tax or $20,800,000 before
  tax)
Total = Operating Cash Flow
- Taxes (exclusive of the tax
  effects relating to the closing of the
  Edinburg facility and the operations
  in Japan)
                                           ----------------------------------------------------------------
Total Operating Cash Flow minus                $          $          $           $           $
tax

Interest Expense
Req. Principal Payments
Cash Dividends
Maintenance Capital Expenditure
($5,000,000)
                                           ----------------------------------------------------------------
Total Fixed Charges                            $          $          $           $           $

Fixed Charge Ratio

Fixed Charges/Cash Flow                                                                          to 1.0
                                                                                             --------------



ANNEX TO COMPLIANCE CERTIFICATE - Page 2 of 6

                         ANNEX TO COMPLIANCE CERTIFICATE

                                   HAGGAR CORP.
                                 FUNDED DEBT RATIO
                        12 MONTHS ENDED ______________
                                     ($000'S)


Funded Debt
-----------
Revolver                                              $
                                                       ---------------
Industrial Revenue Bonds +                            $
                                                       ---------------
other notes                                           $
                                                       ---------------
other long term indebtedness                          $
(excluding Guarantees)                                 ---------------

Subtotal                                                                      $
                                                                               ---------------
Other short term indebtedness                         $
(excluding Guarantees)                                 ---------------

Total Funded Indebtedness                             $                       $
                                                                               ---------------
Operating Cash Flow
-------------------

net income                                            $
                                                       ---------------
-Gains/+Losses Cap/Extr Event                         $
                                                       ---------------
+Depreciation and Amortization                        $
                                                       ---------------
+ Interest Expense                                    $
                                                       ---------------
+Taxes (exclusive of the tax effects                  $
relating to the closing of the Edinburg                ---------------
facility and the operations in Japan)
+Japan + Edinburg Charges                             $
(not to exceed $14,300,000 after tax or                ---------------
$20,800,000 before tax)

Operating Cash Flow                                                           $
                                                                               ---------------
Funded Debt/Operating Cash Flow                                                     to 1.00
                                                                               ---------------



ANNEX TO COMPLIANCE CERTIFICATE - Page 3 of 6

                         ANNEX TO COMPLIANCE CERTIFICATE

                                  HAGGAR CORP.
                            INVENTORY TURNS ANALYSIS
                                    ($000'S)

PRIOR 12 MONTHS' COST OF SALES

3rd Prior Quarter
        --------------------                                           $
        --------------------                                           $
        --------------------                                           $
                                                                        --------------
        Total                                                          $

2nd Prior Quarter
        --------------------                                           $
        --------------------                                           $
        --------------------                                           $
                                                                        --------------
        Total                                                          $

Prior Quarter
        --------------------                                           $
        --------------------                                           $
        --------------------                                           $
                                                                        --------------
        Total                                                          $

Current Quarter
        --------------------                                           $
        --------------------                                           $
        --------------------                                           $
                                                                        --------------
        Total                                                          $

Total 12 Months
Cost of Sales

Current Inventory Level, _________, 200_

Inventory Turns
Rolling 12 Months, _________, 200_

Total 12 Months Cost of Sales/
Current Inventory Level                                                $


ANNEX TO COMPLIANCE CERTIFICATE - Page 4 of 6

                         ANNEX TO COMPLIANCE CERTIFICATE

                                     STANDBY
                          LETTERS OF CREDIT OUTSTANDING
                                __________, 200_



ISSUER                        LC#                       Maturity                      Amount
                                                                                $
                                                                                 ----------------
                                                                                $
                                                                                 ----------------

                                                                     Total      $
                                                                                 ----------------






















ANNEX TO COMPLIANCE CERTIFICATE - Page 5 of 6

                                   ANNEX TO COMPLIANCE CERTIFICATE


                                       PERMITTED INDEBTEDNESS



                                                                                                   Compliance

(a)      Commercial Letters of Credit
         ($45,000,000 permitted)                                   $                        Yes    No
                                                                    ---------------

(b)      Standby Letters of Credit (other than those
         issued by the Agent)
         ($2,000,000 permitted)                                    $                        Yes    No
                                                                    ---------------

(c)      Share Repurchase Obligations Severance
         ($2,500,000 permitted)
         $10,000,000 total permitted                               $                        Yes    No
                                                                    ---------------

(d)      Indebtedness and Capitalized Lease Obligations
         (permitted: $2,000,000 plus $2,000,000 x # of
         fiscal years since 9/30/97))                              $                        Yes    No
                                                                    ---------------

(e)      Intercompany Indebtedness (no limit on
         amount)                                                   $                                         N/A
                                                                    ---------------

(f)      Accounts payable to officers, directors (no limit
         on amount)                                                $                                         N/A
                                                                    ---------------

(g)      Guarantees (no limit on amount)                           $
                                                                    ---------------

(h)      Guarantees (Haggar Direct less than one years
         rental) (no limit on amount)                              $
         Guarantees (Haggar Direct exceeding one years              ---------------
         rental)
         ($6,000,000 permitted through Termination
         Date)                                                     $                        Yes    No
                                                                    ---------------

(i)      Obligations                                               $100,000,000

(j)      Additional senior unsecured promissory notes
         with maturities after the Termination Date                $
         ($35,000,000 permitted)                                    ---------------
                                                                                            Yes    No
                                                                    ---------------




ANNEX TO COMPLIANCE CERTIFICATE - Page 6 of 6

                                    EXHIBIT H

                         INCREASED COMMITMENT SUPPLEMENT


                         INCREASED COMMITMENT SUPPLEMENT

     This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of ____________, ___ and entered into among HAGGAR CLOTHING CO. ("COMPANY"), each of the banks which are party hereto (individually a "BANK" and collectively, the "BANKS") and THE CHASE MANHATTAN BANK, (successor-by-merger to Chase Bank of Texas, National Association who was formerly Texas Commerce Bank National Association) as agent (in such capacity as agent, together with its successors in such capacity, the "AGENT") and is made with reference to that certain First Amended and Restated Credit Agreement dated as of September 18, 1996 (as amended, the "Credit Agreement"), by and among the Company, HAGGAR CORP, the banks named therein and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, pursuant to SECTION 2.16 of the Credit Agreement, the Company, the Agent and the Banks are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Commitments;

     WHEREAS, each Bank [PARTY HERETO AND ALREADY A PARTY TO THE CREDIT AGREEMENT] wishes to increase its Commitment [, AND EACH BANK, TO THE EXTENT NOT ALREADY A BANK PARTY TO THE CREDIT AGREEMENT (HEREIN A "NEW BANK"), WISHES TO BECOME A BANK PARTY TO THE CREDIT AGREEMENT];(1)

     WHEREAS, the Banks are willing to agree to supplement the Credit Agreement in the manner provided herein.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1. INCREASE IN COMMITMENTS. Subject to the terms and conditions hereof, each Bank severally agrees that its Commitment shall be increased to [OR IN THE CASE OF A NEW BANK, SHALL BE] the amount set forth opposite its name on the signature pages hereof.

      SECTION 2. [NEW BANKS. EACH NEW BANK (i) CONFIRMS THAT IT HAS RECEIVED A COPY OF THE CREDIT AGREEMENT, TOGETHER WITH COPIES OF THE MOST RECENT FINANCIAL STATEMENTS OF THE COMPANY DELIVERED UNDER SECTION 6.1 AND SUCH OTHER DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE TO MAKE ITS OWN CREDIT ANALYSIS AND DECISION TO ENTER INTO THIS SUPPLEMENT; (ii) AGREES THAT IT HAS, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENT, ANY OTHER BANK PARTY TO THE CREDIT AGREEMENT OR ANY OF THEIR RESPECTIVE AFFILIATES AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE, MADE ITS OWN CREDIT ANALYSIS AND DECISION TO ENTER INTO THIS SUPPLEMENT; (iii) AGREES THAT IT WILL, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENT, ANY OTHER BANK PARTY TO THE CREDIT AGREEMENT OR ANY OF THEIR RESPECTIVE AFFILIATES AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT SHALL DEEM

--------------------------

   (1)Bracketed alternatives should be included if there are New Banks.


INCREASED COMMITMENT SUPPLEMENT - Page 1 of 4

APPROPRIATE AT THE TIME, CONTINUE TO MAKE ITS OWN CREDIT DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THE CREDIT AGREEMENT; (iv) APPOINTS AND AUTHORIZES THE AGENT TO TAKE SUCH ACTION AS AGENT ON ITS BEHALF AND TO EXERCISE SUCH POWERS AND DISCRETION UNDER THE CREDIT AGREEMENT AS ARE DELEGATED TO THE AGENT BY THE TERMS THEREOF, TOGETHER WITH SUCH POWERS AND DISCRETION AS ARE REASONABLY INCIDENTAL THERETO; AND (v) AGREES THAT IT IS A "BANK" UNDER THE CREDIT AGREEMENT AND WILL PERFORM IN ACCORDANCE WITH THEIR TERMS ALL OF THE OBLIGATIONS THAT BY THE TERMS OF THE CREDIT AGREEMENT ARE REQUIRED TO BE PERFORMED BY IT AS A BANK.

      Section 3. CONDITIONS TO EFFECTIVENESS. SECTION 1 of this Supplement shall become effective only upon the satisfaction of the following conditions precedent:

            (a) receipt by the Agent of certified copies of all corporate action taken by the Company to authorize the execution, delivery and performance of this Supplement; and

            (b) receipt by the Agent of a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Supplement and the other documents to be delivered hereunder.

      Section 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, Company represents and warrants to Agent and each Bank that (a) the representations and warranties contained in ARTICLE 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date (except for such representations and warranties limited by their terms to a specific date) and for that purpose, this Supplement shall be deemed to be the Agreement referred to therein, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default or Unmatured Default.

      Section 5. EFFECT OF SUPPLEMENT. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Company, the Agent, and the Banks agree that the Credit Agreement as supplemented hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Credit Agreement shall mean a reference to the Credit Agreement as supplemented hereby.

      Section 6. APPLICABLE LAW. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

      Section 7. COUNTERPARTS, EFFECTIVENESS. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement (other than the provisions of SECTION 1 hereof, the effectiveness of which is governed by
SECTION 3 hereof) shall become effective upon the execution of a counterpart hereof by the Company, the Banks and receipt by the Company and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.


INCREASED COMMITMENT SUPPLEMENT - Page 2 of 4

      Section 8. ENTIRE AGREEMENT. THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    HAGGAR CLOTHING CO., a Nevada corporation


                                    By:
                                             -----------------------------------
                                             J. M Haggar, III
                                             Chief Executive Officer



New Total Commitment:
$                                   THE CHASE MANHATTAN BANK,
 -------------------                Individually and as the Agent


                                    By:
                                             -----------------------------------
                                             Allen King, Vice President



$                                            [BANK]
 --------------------------


                                             By:
                                                  ------------------------------
                                                  Name:
                                                          ----------------------
                                                  Title:
                                                          ----------------------

$                                            [NEW BANK]
 --------------------------


                                             By:
                                                  ------------------------------
                                                  Name:
                                                          ----------------------
                                                  Title:
                                                          ----------------------

      Each of the undersigned Guarantors hereby (a) agrees that the Subsidiary Guaranty or Parent Guaranty to which it is a signatory is and shall remain in full force and effect; (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty or Parent Guaranty to which it is a signatory, (c) acknowledges its consent and agreement to the Supplement, (d) reaffirms all agreements and obligations under the Subsidiary Guaranty or Parent Guaranty to which it is a signatory, with respect to the Loans, the Notes, the Credit Agreement (as


INCREASED COMMITMENT SUPPLEMENT - Page 3 of 4 modified by this Supplement) and all other documents, instruments or agreements governing, securing or pertaining to the Loans, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Supplement has been taken.

                     HAGGAR CORP., a Nevada corporation
                     BOWIE MANUFACTURING COMPANY, a Nevada corporation
                     CORSICANA COMPANY, a Nevada corporation
                     DALLAS PANT MANUFACTURING COMPANY, a Nevada corporation GREENVILLE PANT MANUFACTURING COMPANY, a Nevada corporation MCKINNEY PANT MANUFACTURING COMPANY, a Nevada corporation OLNEY MANUFACTURING COMPANY, a Nevada corporation WAXAHACHIE GARMENT COMPANY, a Nevada corporation
                     LA ROMANA MANUFACTURING CORPORATION, a Nevada corporation HAGGAR SERVICES, INC., a Texas corporation
                     DUNCAN MANUFACTURING COMPANY, an Oklahoma corporation WESLACO CUTTING, INC., a Nevada corporation
                     WESLACO SEWING, INC., a Nevada corporation
                     HAGGAR DIRECT, INC., a Nevada corporation SAN
                     GABRIEL ENTERPRISES, INC., a Texas corporation
                     MULTIPLES, U.S.A., INC., a Texas corporation
                     EDINBURG DIRECT GARMENT COMPANY, INC., a Texas corporation WESLACO DIRECT CUTTING COMPANY, INC., a Texas corporation HAGGAR.COM, INC., a Texas corporation
                     JERELL CLOTHING MANAGEMENT, INC., a Texas corporation JERELL, LTD, a Texas limited partnership
                     HAGGAR CANADA, INC, a Nevada corporation



                     By:
                          ------------------------------------------------------
                          J. M. Haggar, III
                          Chairman/Chief Executive Officer of each Subsidiary








INCREASED COMMITMENT SUPPLEMENT - Page 4 of 4